SOLD NOTE

Transferee WANG JIANDI 王建迪

Address SHUITAN VILLAGE, YONGXING STREET, LONGWAN DISTRICT, WENZHOU CITY, ZHEJIANG PROVINCE, CHINA

Occupation Merchant

Name of company in which the share(s) to be transferred -

ZK International Group Co., Ltd

正康国际集团有限公司

Number of share(s) -5,000- Ordinary of $ 1.00 each

Consideration received USD5,000.00

(Transferor) 郑佳俊

CHENG KAI CHUN 鄭佳俊

Dated 12th 0 ctober 2015

BOUGHT NOTE

Transferor CHENG KAI CHUN 鄭佳俊

Address ROOM F, 14/F, BLCOK 8, ALDRICH GARDEN, SHAU KEI WAN, HONG KONG

Occupation Merchant

Name of company in which the share(s) to be transferred -

ZK International Group Co., Ltd

正康国际集团有限公司

Number of share(s) -5,000- Ordinary of $ 1.00 each

Consideration paid USD5,000.00

(Transferee) 王建迪

WANG JIANDI 王建迪

Dated 12th 0 ctober 2015

Our Ref. (MASTER)

Doc. No.

INSTRUMENT OF TRANSFER

ZK International Group Co., Ltd
正康国际集团有限公司

I/We , CHENG KAI CHUN 鄭佳俊

of ROOM F, 14/F, BLCOK 8, ALDRICH GARDEN, SHAU KEI WAN, HONG KONG

in consideration of the sum of USD5,000.00

paid to me/us by (name) WANG JIANDI 王建迪

(occupation) Merchant

of (address) SHUITAN VILLAGE, YONGXING STREET, LONGWAN DISTRICT, WENZHOU CITY, ZHEJIANG PROVINCE, CHINA

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the -5,000- Ordinary share(s)

numbered

standing in my/our name in the register

ZK International Group Co., Ltd
正康国际集团有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the 12th 0 ctober 2015

Witness to the signature(s) of the Transferor -

Witness's name and address:

郑佳俊

CHENG KAI CHUN 鄭佳俊

Witness to the signature(s) of the Transferee -

Witness's name and address:

王建迪

WANG JIANDI 王建迪

Our Ref. (MASTER)

Doc. No.